SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004
                                                          ---------------


                          PocketSpec Technologies Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                       0-28789                    84-1461919
--------------------------           ------------            -------------------
(State or  other  jurisdiction      (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)




      3225 East 2nd Avenue, Denver CO                              80206
   ---------------------------------------                       ---------
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (303) 393-8060
                                                            -------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Item 1. Changes in Control of Registrant.

Not Applicable


Item 2. Acquisition or Disposition of Assets.

On August 17, 2004, the Registrant entered into a Purchase and Sale Agreement. The purpose of this Agreement is to restructure the Registrant's financial obligations, including settlement of long-term employment obligations, and to transfer the Registrant's color technology business, together with associated assets and obligations, to the Registrant's wholly-owned subsidiary, Color-Spec Technologies, Inc.


Item 3. Bankruptcy or Receivership.

Not Applicable


Item 4. Changes in Registrant's Certifying Accountant.

Not Applicable


Item 5.Other Events

Not Applicable


Item 6. Resignation of Registrant's Directors.

Not Applicable


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     10.19 Purchase and Sale Agreement with Color-Spec Technologies, Inc., dated August 17, 2004.


Item 8. Change in Fiscal Year.

Not Applicable


Item 9. Regulation FD Disclosure.

Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 20, 2004                        PocketSpec Technologies Inc.


                                            By:  /s/ Janet Brophy
                                                 ------------------------------
                                                Janet Brophy (President)